Rule 497(e)
Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
FIRST TRUST NASDAQ BANK ETF
FIRST TRUST NASDAQ FOOD & BEVERAGE ETF
FIRST TRUST NASDAQ OIL & GAS ETF
FIRST TRUST NASDAQ PHARMACEUTICALS ETF
FIRST TRUST NASDAQ RETAIL ETF
FIRST TRUST NASDAQ SEMICONDUCTOR ETF
FIRST TRUST NASDAQ TRANSPORTATION ETF
(the “Funds”)
SUPPLEMENT TO THE FUNDS’ PROSPECTUS DATED SEPTEMBER 21, 2016
AND
STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 21, 2016,
AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 21, 2016
DATED APRIL 25, 2017
1.	Notwithstanding anything to the contrary in the Funds’ Prospectus, the following is added to the end of the second paragraph of the section entitled “Additional Information on the Funds’ Investment Objective and Strategies”:
While it is not expected that the Funds will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Funds have adopted a policy that they will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
2.	Notwithstanding anything to the contrary in the Funds’ Statement of Additional Information, the following is added to the end of the section entitled “Additional Information”:
Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE